LeaderShares® AlphaFactor® US Core Equity ETF

SUMMARY PROSPECTUS

March 1, 2026

LSAF

a series of Two Roads Shared Trust

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2026, as supplemented to date, are incorporated by reference into this Summary Prospectus. You can obtain these documents, reports to shareholders, and other information about the Fund online at https://www.leadersharesetfs.com/funds/leadershares-alphafactor-core-etf. You can also obtain these documents at no cost by calling 1-(888) 617-1444 or by sending an email request to info@leadersharesetfs.com. Shares of the Fund are listed and traded on the New York Stock Exchange (“NYSE”) (the “Exchange”).

Investment Objective: The LeaderShares® AlphaFactor® US Core Equity ETF (the “AlphaFactor® US Core Equity ETF” or the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the AlphaFactor® US Core Equity Index.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.75%
Distribution and Service(12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%
(1)	The Fund’s adviser provides investment advisory service, and pays most of the Fund’s operating expenses (except all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and extraordinary or non-recurring expenses such as litigation to which a Fund may be a party and indemnification of the Trustees and officers with respect thereto) in return for a “unitary fee.”

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to replicate the Adviser’s proprietary index, the AlphaFactor® US Core Equity Index (the “Index”). The Index utilizes a quantitative rules-based investment methodology that applies a multi-factor ranking process and is focused on the largest 1,000 U.S. common stocks based on market capitalization. Companies within this group of top 1,000 market capitalization may be considered large or mid-cap companies. As of February 22, 2025, the market capitalization range of this universe of companies is between $1 billion and over $3 trillion. Due to future market fluctuations, the market capitalization of this universe may be lower or higher at any given time. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, and debt/asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization.

Under normal circumstances, at least 80% of the Fund’s net assets, including any borrowings for investment purposes, will be invested in a diversified portfolio of equity securities of U.S. common stocks included in the Index. The Fund may also invest up to 20% of its assets in securities and other instruments not included in its Index but which the Adviser believes will help the Fund track its Index.

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As of December 31, 2025, the Index was comprised of one hundred issuers. It is rebalanced to equal weight and reconstituted on a quarterly basis. The composition of the Index will change over time.

The Fund uses as its index calculation agent Solactive, AG (“Calculation Agent”), an organization that is independent of the Fund and the Adviser. The Adviser determines the composition and relative weightings of the securities in the Index and the Calculation Agent publishes information regarding the market value of the Index.

The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Fund may concentrate its investments in certain sectors, which may include the information technology sector, industrials sector, consumer discretionary sector, and financials sector, to the extent that the Index concentrates in such sectors.

Principal Investment Risks. As with all funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

•	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, tariffs, the spread of infectious illness or other public health threats, lack of liquidity in the bond markets, volatility in the securities markets or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

•	Equity Risk. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or the changing economic, political or market conditions.
•	Index Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times, may deviate from the relative weightings of the Index or may hold securities not included in the Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.
•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to
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achieve the desired results. When the U.S. government and the Federal Reserve reduce market support activities including by increasing interest rates, such reductions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Market Capitalization Risk. The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.
•	Rules-Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors. Moreover, during periods of increased volatility or changing market conditions the commonality of portfolio holdings and similarities between strategies of rules-based managers may amplify losses.
•	Active Trading Risk. A higher portfolio turnover may result in higher transaction and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains and losses, which may affect the taxes you pay as a Fund shareholder.
•	Authorized Participant Concentration Risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (NAV) and may face delisting.
•	Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser, nor the Calculation Agent can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
•	Concentration Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an adverse economic, business or political development affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.
•	ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks. Shares are not individually redeemable and may be redeemed by the Fund at net asset value only in large blocks known as “Creation Units.” An investor may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Trading in shares on the exchange on which the Fund is listed may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. The market prices of shares will fluctuate in response to changes in net asset value and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. Shares may trade at a discount or premium to net asset value. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to net asset value, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. There may be times when the market price and the net asset value vary significantly. For example, in times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to
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the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. Additionally, a passively managed ETF, like the Fund, may not track the performance of the Index or, because it tracks the Index, may hold trouble securities.

•	Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.
•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.
•	Management Risk. The risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results. Management risk includes the risk that the quantitative model used by the Fund’s investment adviser may not perform as expected, particularly in volatile markets.
•	Index Risk. The Fund is not actively managed, and its Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index as addressed in the Index methodology. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund. The Fund does not utilize an investment strategy that seeks returns in excess of the Index. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund did not attempt to track the performance of the Index.
•	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. A higher portfolio turnover may result in higher transactional and brokerage costs. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
•	Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crisis, adversely affecting that sector or region may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector. Economic, legislative, or regulatory developments may occur that significantly affect an entire sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.
o	Communications Sector Risk. Companies in the communications services sector are subject to the risk that they will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions such as intense competition and changes in consumer preferences, and/or technological innovation and obsolescence of existing technology
o	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector.
o	Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, commodity price volatility, imposition of import controls, increased competition, depletion of resources, marketing campaigns and other factors affecting consumer demand.
o	Energy Sector Risk. The energy sector is comprised of energy, industrial, consumer, infrastructure and logistics companies, and therefore will be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of energy sector investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in
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commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. The energy markets have experienced significant volatility in recent periods, including a historic drop in crude oil and natural gas prices in April 2020 attributable to the significant decrease in demand for oil and other energy commodities as a result of the slowdown in economic activity due to the COVID-19 pandemic as well as price competition among key oil-producing countries. Future pandemics could lead to reduced production and price volatility.

o	Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund
o	Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Healthcare companies are subject to competitive forces that may result in price discounting
o	Industrials Sector Risk. The industrials sector is subject to risks related to general economic conditions, changes in interest rates, commodity and energy prices, and the pace of infrastructure and capital spending. Companies in the industrials sector may be adversely affected by manufacturing and supply chain disruptions, fluctuations in demand for transportation and logistics services, labor shortages and rising labor costs, and changes in government regulation and spending priorities (including defense spending). Many industrial companies are also exposed to risks associated with international trade, including tariffs, sanctions, and other barriers to trade, as well as currency fluctuations and geopolitical events. In addition, industrial companies may be subject to significant competition and rapid technological change, and may be affected by product liability claims, environmental liabilities, and catastrophic events such as natural disasters.
o	Information Technology Sector Risk. The information technology sector is subject to risks related to rapid technological change, product obsolescence, short product cycles, and intense competition. Technology companies may be adversely affected by the introduction of new products and services, changing consumer preferences, and the failure to successfully innovate. These companies may face risks associated with cyber-attacks, data breaches, and other information security incidents, as well as system failures and disruptions in technology infrastructure. Technology companies may also be affected by intellectual property disputes, litigation, evolving privacy and data protection laws and regulations, and restrictions on cross-border data flows. Many technology companies rely on global supply chains and third-party vendors and may be impacted by supply shortages, increased costs, and geopolitical or trade-related disruptions.
o	Materials Sector Risk. The materials sector is subject to risks related to commodity price volatility, changes in demand from global economic cycles, and the availability and cost of raw materials. Companies in the materials sector may be adversely affected by inflation, fluctuations in energy prices, and changes in interest rates, as well as supply chain constraints and transportation disruptions. Materials companies may also face significant environmental, health, and safety risks and liabilities, including costs associated with compliance with environmental regulations, remediation, and litigation. In addition, the materials sector may be negatively impacted by trade restrictions, tariffs, and other geopolitical events, as well as competition and technological changes that affect production methods and end-market demand.
o	Real Estate Sector Risk. The real estate sector is subject to risks related to declines in property values, adverse economic conditions, and changes in interest rates. Real estate companies and real estate-related investments may be adversely affected by rising interest rates, tightening credit conditions, refinancing risk, and reduced access to capital, which can increase borrowing costs and depress property valuations. Real estate investments may be affected by changes in occupancy rates, tenant defaults, rental income levels, and the supply of and demand for properties. In addition, real estate companies may be subject to risks associated with environmental conditions and liabilities, natural disasters, climate-related events, and changes in zoning or land-use regulations. Real estate companies may also be impacted by regional economic conditions, demographic trends, and shifts in work or shopping patterns (including increased remote work and e-commerce).
o	Utilities Sector Risk. The utilities sector is subject to risks related to changes in interest rates, regulation, and the costs of providing services. Utilities companies may be adversely affected by changes in government regulation, including rate-setting and environmental requirements, as well as increased competition due to deregulation or technological developments. Utilities companies can be sensitive to rising interest rates because they often carry significant debt and may be perceived as income-oriented investments. The utilities sector may also be affected by fuel and energy costs, supply disruptions, infrastructure failures, and catastrophic events such as storms, wildfires, droughts, or other natural disasters. In addition, utilities companies may face risks related to climate change, increased capital expenditures to modernize infrastructure, and liabilities arising from accidents or service interruptions.
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•	Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table includes a comparison of the performance of the Fund over time to the performance of a broad-based securities market index, as well as against the Index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.leadersharesetfs.com or by calling 1-480-757-4277.

Performance Bar Chart For Calendar Years Ended December 31st:

Highest Quarter:	06/30/2020	23.65%
Lowest Quarter:	03/31/2020	-29.26%

Performance Table
Average Annual Total Returns
(For the year ended December 31, 2025)

	One Year	Five Year	Since Inception(1)
Return before taxes	11.96%	10.25%	9.24%
Return after taxes on Distributions	11.78%	10.07%	9.07%
Return after taxes on Distributions and Sale of Fund Shares	7.21%	8.11%	7.41%
S&P 500 Index(2)	17.88%	14.42%	14.28%
AlphaFactor® US Core Equity Index(3) (reflects no deductions for fees, expenses or taxes)	13.30%	11.24%	10.25%
(1)	Inception date is October 1, 2018
(2)	The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P 500 Index is a float-weighted index, meaning company market capitalizations are adjusted by the number of shares available for public trading. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
(3)	The AlphaFactor® US Core Equity Index, the Fund advisor’s proprietary index, utilizes a quantitative rules-based investment methodology that applies a multi-factor ranking process and is focused on the largest 1,000 U.S. common stocks based on market capitalization. Companies within this group of the top 1,000 market capitalizations may be considered large or mid-cap companies. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Redwood Investment Management, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers: The Fund is jointly managed by Michael T. Messinger, Portfolio Manager and Managing Partner of Redwood, Michael T. Cheung, Portfolio Manager and Managing Partner of Redwood, and Richard M. Duff, Managing Partner of Redwood. Messrs. Messinger, Cheung and Duff have managed the Fund since it commenced operations in September 2018.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and trade at market prices rather than NAV. Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price that is greater than NAV (i.e., at a premium), or less than NAV (i.e., at a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.leadersharesetfs.com.

Tax Information: The Fund’s distributions generally will be taxable at ordinary income or long-term capital gain rates. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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